UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2019

ROKU, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38211	26-2087865
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Winchester Circle Los Gatos, California		95032
(Address of Principal Executive Offices)		(Zip Code)

(408) 556-9040

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	“ROKU”	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

On May 22, 2019, Roku, Inc. (“Roku”) held its annual meeting of stockholders via a live webcast (the “Annual Meeting”). At the Annual Meeting, Roku’s stockholders voted on five proposals, each of which is described in more detail in the definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 12, 2019 (the “Proxy Statement”). The following is a brief description of each matter voted on and the certified results, including the number of votes cast for and against each matter, and if applicable, the number of abstentions and broker non-votes with respect to each matter.

1.	The Class I director nominee was elected to serve until Roku’s 2021 annual meeting of stockholders and until his successor is elected and qualified. The voting results were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes	Percentage of Votes in Favor
Ravi Ahuja	279,531,303	7,703,130	33,377,419	97.3%

2.

The Class II director nominees were elected to serve until Roku’s 2022 annual meeting of stockholders and in each case until their successors are elected and qualified. The voting results were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes	Percentage of Votes in Favor
Jeffrey Hastings	277,833,555	9,400,878	33,377,419	96.7%
Ray Rothrock	280,742,175	6,492,258	33,377,419	97.7%

3.	Stockholders approved, on an advisory basis, Roku’s executive compensation as described in the Proxy Statement. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Percentage of Votes in Favor
281,921,705	4,391,451	921,277	33,377,419	98.2%

4.	Stockholders approved, on an advisory basis, the frequency of future stockholder advisory votes on Roku’s executive compensation of “One Year.” The voting results were as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes	Percentage of Votes in Favor of One Year
286,366,388	172,290	514,596	181,159	33,377,419	99.7%

5.	Stockholders ratified the appointment of Deloitte & Touche LLP as Roku’s independent registered accounting firm for the fiscal year ending December 31, 2019. The voting results were as follows:

Votes For	Votes Against	Abstentions	Percentage of Votes in Favor
319,345,844	575,058	690,950	99.6%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Roku, Inc.

Dated: May 24, 2019
	By:	/s/ Steve Louden
Steve Louden
Chief Financial Officer